Sub-Item 77Q1(e): Copies of Any New or Amended Investment Advisory Contracts

Amended Annex A dated December 19, 2013 to the Management Agreement dated April 30, 1997 between the Registrant, Goldman Sachs Asset Management, L.P. and Goldman Sachs Asset  Management International is incorporated herein by reference to Exhibit (d)(9) to Post-Effective
Amendment No. 387 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on January 30, 2014 (Accession No. 0001193125-14-028612).